SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 12:-     SUBSEQUENT EVENTS

a.        On February 2, 2015, our Board of Directors resolved to increase the number of outstanding shares reserved under the 2013 Share Option Plan, from 500,000 to 750,000.

In addition, On February 2, 2015, the Board of Directors approved the grant of 191,750 (10,000 out of which are subject to shareholders approval) options to certain Company's employees and officers.  The options shall vest in one year, over four equal quarterly installments, commencing as of the effective date of the grant.

b.        On February 19, 2015, the Company's Board of Directors amended the Company's 2013 Stock Option Plan. The 2013 Plan expires on April 2, 2023. Under the amended 2013 Plan, the Company may in addition to granting options to purchase its ordinary shares, also grant restricted shares and Restricted Share Units ("RSUs") to its employees, directors, consultants and contractors.